SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 29, 2003 (April 29, 2003)

LASERSIGHT INCORPORATED

Exact name of registrant as specified in its charter

Delaware
State or other jurisdiction of incorporation
0-19671 Commission File Number	65-0273162 I.R.S. Employer Identification No.

6903 University Boulevard,, Winter Park, Florida 32792

Address of Principal Executive offices
Registrant's telephone number, including area code: (407) 678-9900

Item 5. Other Events and Regulation FD Disclosure

LaserSight Incorporated issued a press release dated April 29, 2003 related to a change in the Company's Nasdaq listing status.

Item 7. Financial Statements and Exhibits.

(a) Financial statements:

Not applicable.

(b) Pro forma financial information:

Not applicable.

(c) Exhibits:

Exhibit 99           Press release dated April 29, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LaserSight Incorporated

Date: May 5, 2003	By: /s/ Michael R. Farris Michael R. Farris Chief Executive Officer

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EXHIBIT INDEX

Exhibit 99 Press release dated April 29, 2003.

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